UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

WebMediaBrands Inc

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2009, WebMediaBrands Inc issued a press release and held a conference call announcing its financial results for the first quarter ended March 31, 2009. The text of the press release and transcript of the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

The information in this Current Report, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release, dated May 14, 2009, WebMediaBrands Inc.

99.2	Transcript of WebMediaBrands Inc. earnings release conference call held on May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WebMediaBrands Inc.

	By:	/s/ Donald J. O’Neill
	Name:	Donald J. O’Neill
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)
Date: May 20, 2009

EXHIBIT INDEX

Exhibits:

99.1	Press release, dated May 14, 2009, WebMediaBrands Inc.

99.2	Transcript of WebMediaBrands Inc. earnings release conference call held on May 14, 2009

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